UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
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ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND
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ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

October 23, 2012

Dear Shareholder:

On behalf of the Board of Trustees (the “Board”) of ING Global Advantage and Premium Opportunity Fund (the “Fund”), we are pleased to invite you to a special meeting of shareholders (the “Special Meeting”) of the Fund.  The Special Meeting is scheduled for 10:00 A.M., Local time, on December 20, 2012, at 7337 Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting shareholders of the Fund will be asked to approve a new sub-advisory agreement between ING Investments, LLC and ING Investment Management Advisors B.V.

Formal notice of the Special Meeting appears on the next page, followed by the Proxy Statement.  The Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.  After careful consideration, the Board recommends that you vote “FOR” the Proposal.

Your vote is important regardless of the number of shares you own.  To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than December 19, 2012.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Shaun P. Mathews
President and Chief Executive Officer

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

OF

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Scheduled for December 20, 2012

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders (the “Special Meeting”) of ING Global Advantage and Premium Opportunity Fund (the “Fund”) is scheduled for 10:00 A.M., Local time on December 20, 2012 at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

At the Special Meeting, shareholders will be asked:

1.               To approve a new sub-advisory agreement between ING Investments, LLC and ING Investment Management Advisors B.V.; and

2.               To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed Proxy Statement carefully for information concerning the Proposal to be placed before the Special Meeting.

The Board recommends that you vote “FOR” the Proposal.

Shareholders of record as of the close of business on September 21, 2012, are entitled to notice of, and to vote at, the Special Meeting, and are also entitled to vote at any adjournments or postponements thereof.  Your attention is called to the accompanying Proxy Statement.

Regardless of whether you plan to attend the Special Meeting, please complete, sign, and return promptly, but in no event later than December 19, 2012, the enclosed Proxy Ballot so that a quorum will be present and a maximum number of shares may be voted.  Proxies may be revoked at any time before they are exercised by submitting a revised proxy, by giving written notice of revocation to the Fund or by voting in person at the Special Meeting.

Order of the Board of Trustees

Huey P. Falgout, Jr.
Secretary

October 23, 2012

PROXY STATEMENT

October 23, 2012

 ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Special Meeting of Shareholders

Scheduled for December 20, 2012

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on December 20, 2012

This Proxy Statement/Prospectus and Notice of Special Meeting are available at: www.proxyvote.com/ing

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INTRODUCTION

What is happening?

On September 6, 2012, the Board of Trustees (the “Board”) approved the appointment of ING Investment Management Advisors, B.V. (“IIMA”) as a new sub-adviser to ING Global Advantage and Premium Opportunity Fund (the “Fund”).  You are being asked to approve the sub-advisory agreement between ING Investments, LLC (“ING Investments” or “Adviser”), the adviser to the Fund, and IIMA, a proposed additional sub-adviser to the Fund.

Why did you send me this booklet?

This booklet includes a proxy statement (“Proxy Statement”) and a Proxy Ballot for the Fund.  It provides you with information you should review before providing voting instructions on the matter listed above and in the Notice of Special Meeting.  The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

What proposals are being considered at the Special Meeting?

At the special meeting of shareholders (the “Special Meeting”), shareholders are being asked to approve a new sub-advisory agreement between ING Investments and IIMA.

Who is eligible to vote?

Shareholders holding an investment in shares of the Fund as of the close of business on September 21, 2012 (the “Record Date”) are eligible to vote.

How do I vote?

You may submit your Proxy Ballot in one of four ways:

•                  By Internet.  The web address and instructions for voting can be found on the enclosed Proxy Ballot.  You will be required to provide your control number located on the Proxy Ballot.

•                  By Telephone.  The toll-free number for telephone voting can be found on the enclosed Proxy Ballot.  You will be required to provide your control number located on the Proxy Ballot.

•                  By Mail.  Mark the enclosed Proxy Ballot, sign and date it, and return it in the postage-paid envelope we provided.  Joint owners must each sign the Proxy Ballot.

•                  In Person at the Special Meeting.  You can vote your shares in person at the Special Meeting.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

Should shareholders require additional information regarding the Special Meeting, they may contact the Proxy Solicitor toll-free at (888) 605-1957.  (See “General Information” for more information on the Proxy Solicitor.)

When and where will the Special Meeting be held?

The Special Meeting is scheduled to be held at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on December 20, 2012, at 10:00 A.M., Local time, and, if the Special Meeting is adjourned or postponed, any adjournments or postponements of the Special Meeting will also be held at the above location.  If you expect to attend the Special Meeting in person, please call Shareholder Services toll-free at (800) 992-0180.

How can I obtain more information about the Fund?

Should you have any questions about the Fund, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180.  A copy of the current annual report and semi-annual report is available, without charge, on the Internet at http://www.ingfunds.com/literature or by contacting the Fund at:

ING Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona  85258-2034

(800) 992-0180

Who are the affiliated service providers to the Fund?

ING Investments, an Arizona limited liability company, serves as adviser to the Fund.  ING Investments has overall responsibility for the management of the Fund and oversees all investment advisory and portfolio management services.  ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. (“ING Groep”) (NYSE:  ING).  ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 85 million private, corporate, and institutional clients in more than 40 countries.  ING Investments became an investment management firm in April 1995.  As of June 30, 2012, ING Investments managed approximately $45.6 billion in assets.  For fiscal year ended February 28, 2012, ING Investments received $1,720,867 in advisory fees from the Fund.

ING Funds Services, LLC (“IFS”), an affiliate of ING Investments, serves as the administrator to the Fund.  IFS is a Delaware limited liability company.  For fiscal year ended February 28, 2012, IFS received $229,446 in administrative fees from the Fund.

ING Investments Distributor, LLC (“IID”), an affiliate of ING Investments, serves as the principal underwriter and distributor to the Fund.  IID is a Delaware limited liability company.  For fiscal year ended February 28, 2012, the Fund made no payments to IID.

During fiscal year ended February 28, 2012, the Fund did not pay commissions to affiliated brokers.  The principal office for ING Investments, IFS, and IID is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include ING Investments and its immediate affiliates, would be separated from ING Groep by the end of 2013. To achieve this goal, in a series of announcements beginning November 2010, ING Groep announced that it plans to pursue transactions to restructure certain businesses, including an initial public offering for its U.S. based insurance, retirement services, and investment management operations; and other transactions, which could include an initial public offering or other type of transaction, for its European based insurance and investment management operations and Asian based insurance and investment management operations. There can be no assurance that all or part of the restructuring plan will be carried out.

The restructuring plan and the uncertainty about its implementation, whether implemented through the planned public offerings or through other means, in whole or in part, may be disruptive to the businesses of ING entities, including the ING entities that service the Fund, and may cause, among other things, interruption or reduction of business and services, diversion of management’s attention from day-to-day operations, and loss of key employees or customers. A failure to complete the offerings or other means of implementation on favorable terms could have a material adverse impact on the operations of the businesses subject to the restructuring plan. The restructuring plan may result in ING Investments’ loss of access to services and resources of ING Groep, which could adversely affect its businesses and profitability. In addition, the divestment of ING businesses, including ING Investments, may potentially be deemed a “change of control” of the entity. A change of control would result in the termination of the Fund’s advisory and sub-advisory agreements, which would trigger the necessity for new agreements that would require approval of the Fund’s Board, and may trigger the need for shareholder approval. Currently, ING Investments does not anticipate that the restructuring will have a material adverse impact on the Fund or its operations and administration.

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PROPOSAL ONE — APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT

What is Proposal One?

Shareholders are being asked to approve the proposed sub-advisory agreement between ING Investments and IIMA (the “Proposed Sub-Advisory Agreement”) to allow IIMA to serve as sub-adviser to the Fund.  The Adviser and not the Fund would pay any sub-advisory fees due under the Proposed Sub-Advisory Agreement

Who is the Fund’s current sub-adviser?

ING Investment Management Co. LLC (“ING IM”) currently serves as sub-adviser the Fund pursuant to a sub-advisory agreement dated October 26, 2005 (the “Current Sub-Advisory Agreement”).  ING IM, a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. ING IM is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. The principal office of ING IM is located at 230 Park Avenue, New York, New York 10169. As of June 30, 2012, ING IM managed approximately $61.2 billion in assets.  For fiscal year ended February 29, 2012, the Adviser paid ING IM $1,463,102 in sub-advisory fees.

Who is the proposed sub-adviser?

IIMA is a Netherlands corporation organized in 1896 and became an investment advisory company in 1991. IIMA is registered with the SEC as an investment adviser. IIMA is a company organized to manage investments and provide investment advice to entities in Canada and United States. IIMA is an indirect, wholly-owned subsidiary of ING Groep and is an affiliate of ING Investments. The principal address of IIMA is Schenkkade 65, 2595 AS, The Hague, The Netherlands.  As of June 30, 2012, IIMA had approximately $2.5 billion in assets under management.

Why is a new sub-adviser proposed?

IIMA is proposed as an additional sub-adviser to the Fund as part of an internal realignment within ING Investment Management in anticipation of the proposed sale of ING Investment Management Asia/Pacific (Hong Kong) Limited (“IIM A/P”), an affiliate of the Adviser.  As part of that realignment, Sam Lam, a portfolio manager to the Fund who currently serves both ING IM and IIM A/P, will cease to be available to act as a portfolio manager to the Fund.

In anticipation of this expected portfolio manager change, the Adviser proposed to transition the Fund’s portfolio management functions to the ING Global Core Equity Team that has managed a strategy substantially similar to that of the Fund since 2007.  The ING Global Core Equity Team operates under IIMA, an affiliate of the Adviser and ING IM.  In order to effect the transition to the ING Global Core Equity Team, shareholders must approve a new sub-advisory agreement with IIMA.

If shareholders approve Proposal One, the Adviser initially intends to reallocate 100% of the Fund’s assets to IIMA.  ING IM will remain a sub-adviser to the Fund.  While ING Investments initially anticipates allocating all the Fund’s assets to IIMA, in the future, to pursue the Fund’s investment objective ING Investments may, at its discretion, allocate a portion of the Fund’s assets to ING IM.

How will Proposal One, if approved, affect the management of the Fund?

If Proposal One is approved, the following investment management professionals with IIMA would be primarily responsible for the day-to-day management of the Fund:

Equity Team

Pieter Schop, Senior Investment Manager of the Global Core Equity Team, joined ING Investment Management in 1996.  Mr. Schop joined the Global Core Equity Team in 2005.  Prior to that date he was responsible for a wide range of sectors and countries.  Mr. Schop started his career at Mercer Ten Pas in 1995, a consulting firm, where he made assessments of key institutional investors.  He obtained his Master’s degree in Econometrics from the State University of Groningen in 1994.  Mr. Schop successfully completed the VBA program as a chartered EFFAS financial analyst and is registered as a senior investment manager with the Dutch Securities Institute.

Bert Veldman, Senior Investment Manager of the Global Core Equity Team, joined ING Investment Management in 1992.  Mr. Veldman joined the Global Core Equity Team in 2006.  Mr. Veldman has 14 years experience in managing Asian and Japanese equity portfolios, all with ING entities.  Upon graduation from Vrije Universiteit in Amsterdam with a Master’s degree in Economics, he joined Nationale-Nederlanden in 1992, as a portfolio manager of Asian and Japanese equities, based in The Hague.  In 1997, Mr. Veldman relocated to Hong Kong where he managed Asian equities for two years before joining ING Investment Management Asia Pacific in Singapore.  In August 2000 he returned to The Netherlands to join the Japanese equity team based in The Hague.  For the three years prior to joining the Global Core Equity Team, Mr. Veldman worked in Tokyo with ING Mutual Funds Company Japan, where he was a senior member of the team responsible for managing Japanese equity portfolios.  Mr. Veldman is a CFA charter holder and is registered as a senior investment manager with the Dutch Securities Institute.  Mr. Veldman has 20 years of relevant investment management experience.

Option Team

Willem van Dommelen, Senior Investment Manager of structured products, joined ING Investment Management in 2002. Currently, Mr. van Dommelen is member of the structured products department’s fund management team. In the capacity of investment manager he is responsible for managing a range of structured products and the execution of transactions in the derivatives portfolios. Mr. van Dommelen started his career as a portfolio manager for institutional clients, where he was responsible for the client servicing of around 80 institutional clients of ING Investment Management.

Edwin Cuppen, Senior Investment Manager of Systematic Beta, joined ING U.S. Investment Management in 2007 as an investment manager of Structured Investments. In the capacity of investment manager he is responsible for managing a range of structured mutual funds and the execution of transactions in derivatives portfolios. Mr. Cuppen started his career as a trader in FX forwards and Money Market derivatives with ABN AMRO Bank in 2000 and recently he was a sales advisor in a broad range of Treasury products for Rabobank International servicing Corporate and Institutional clients. Mr. Cuppen obtained his Master’s degree in Financial Management from Nyenrode University in Breukelen in 1999, specializing in Corporate Finance and Treasury. In addition, Edwin holds a RBA-degree (Certified European Financial Analyst) and CAIA designation (Chartered Alternative Investment Analyst).

Will there be a change to the name of the Fund or its investment objective?

No.  No change in the name of the Fund or its investment objective is anticipated in connection with Proposal One.

Will there be a material change in the Fund’s principal investment strategies?

No.  There will be no material change in the Fund’s principal investment strategy; however, there will be an adjustment to the target number of fund holdings and target weightings.

If Proposal One is approved by shareholders and with respect to the equity portfolio, the Fund will no longer seek to invest in a portfolio of approximately 750 to 1500 equity securities.  Instead, the Fund will seek to invest in a portfolio of approximately 100 to 150 equity securities.  In addition, under normal market conditions, the Fund will no longer seek to maintain a target weighting of 60% in U.S. equity securities and not less than 40% in international (ex-U.S.) equity securities.  If shareholders approve Proposal One, the Fund will seek to target at least a 40% weighting in international (ex-U.S.) equity securities.

With respect to the option strategy, if Proposal One is approved, the Fund will be designed to seek gains and lower volatility of total returns over a market cycle by writing (selling) call options on selected indices and/or exchange traded funds in an amount equal to 50% to 100% of the value of the Fund’s holdings in common stocks.  Under the current strategy, the Fund seeks gains and lower volatility of total returns over a market cycle by writing call options in an amount equal to 60% to 100% of the value of the Fund’s holdings in common stocks.

For a full description of the strategy to be employed by the ING Global Core Equity Team, please see Appendix A.

What are the terms of the Proposed Sub-Advisory Agreement?

The description of the Proposed Sub-Advisory Agreement that follows is qualified in its entirety by reference to the copy of the form of the Proposed Sub-Advisory Agreement included in Appendix B.  The Proposed Sub-Advisory Agreement is similar to the Current Sub-Advisory Agreement, except for the fees, liability, effective date, and duration provisions.  The material terms and any material differences are discussed in more detail below.

Fees.  Sub-advisory fees are paid by ING Investments and not the Fund.  Under the Current Sub-Advisory Agreement, ING IM receives 0.6375% of the Fund’s average daily managed assets allocated to it (currently, 100% of managed assets).  Under the Proposed Sub-Advisory Agreement, IIMA would be entitled to receive 0.3750% of the average daily managed assets allocated to IIMA.  Appendix C provides information on the compensation paid to IIMA by investment companies with similar investment objectives to the Fund.

Sub-Advisory Services.  Both the Current and Proposed Sub-Advisory Agreement obligate the relevant sub-adviser to provide a continuous investment program, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund allocated to it and may vote, exercise consents and exercise all other rights appertaining to such securities and other assets on behalf of the Fund.

Limitation of Liability.  Under the Proposed Sub-Advisory Agreement, IIMA is not liable for any damages except those that arise out of willful misfeasance, bad faith, or negligence in the performance of its duties or the reckless disregard of those duties.  In contrast, under the Current Sub-Advisory Agreement, ING IM is not liable for any damages except those that arise out of willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of those duties.

Term and Continuance.  After an initial term that continues until November 30, 2013, the Proposed Sub-Advisory Agreement will continue in effect from year to year so long as such continuance is specifically approved at least annually by: (1) the Board; or (2) the vote of a “majority” (as defined in the Investment Company Act of 1940 Act (the “1940 Act”)) of the Fund’s outstanding shares voting as a single class; provided that, in either event, the continuance is also approved by at least a majority of those Trustees who are neither parties to the Proposed Sub-Advisory Agreement nor “interested persons” (as defined in the 1940 Act) of any such party nor have any interest in the Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Current Sub-Advisory Agreement contains an identical provision.

Termination.  The Proposed Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of outstanding voting securities of the Fund on sixty days’ written notice to ING Investments and IIMA; by ING Investments on sixty days notice to IIMA and the Fund, or by IIMA on thirty days’ written notice.

The Current Sub-Advisory Agreement was last approved by the initial shareholders on September 15, 2005 and the Board on November 15, 2011.  Please see Appendix D for a list of the names, addresses, and the principal occupations of the principal executive officers of IIMA.

What is the required vote?

Approval of a Proposed Sub-Advisory Agreement by shareholders requires the affirmative vote of a “majority of the outstanding voting securities,” which, for this purpose means the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities.

What happens if shareholders do not approve the Proposal?

If the shareholders do not approve the Proposed Sub-Advisory Agreement with IIMA, IIMA would not be able to serve as a sub-adviser under the Proposed Sub-Advisory Agreement and the Fund would continue to be sub-advised by ING IM.  In this event, the Board may consider other appropriate action.

What is the recommendation of the Board?

Based upon its review, the Board has determined that Proposal One is in the interests of the Fund and its shareholders.  Accordingly, after consideration of such factors and information it considered relevant, the Board, including the Independent Trustees present at its September 6, 2012, meeting, unanimously approved the Proposal and voted to recommend to shareholders that they approve the Proposal.  The Board is therefore recommending that the Fund’s shareholders vote “FOR” Proposal One to approve the Proposed Sub-Advisory Agreement.

What factors were considered by the Board?

At a meeting of the Board held on September 6, 2012, the Board, including a majority of the Trustees who are not “interested persons” (as such term is defined under the 1940 Act) (the “Independent Trustees”) of the Fund or the proposed new sub-adviser, determined to: (1) approve the appointment of IIMA as a sub-adviser to the Fund; and (2) approve the Proposed Sub-Advisory Agreement with IIMA under which it would serve as a sub-adviser to the Fund.

In determining whether to approve the Proposed Sub-Advisory Agreement, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Proposed Sub-Advisory Agreement should be approved for the Fund.  The materials provided to the Board to inform its consideration of whether to approve the Proposed Sub-Advisory Agreement included the following:  (1) memorandum and related materials provided to the Board in advance of its September 6, 2012 meeting discussing ING Investments’ rationale for recommending that IIMA serve as sub-adviser to the Fund; (2) responses from IIMA to inquires from K&L Gates LLP, the Board’s Counsel; (3) supporting documentation, including a copy of the form of Proposed Sub-Advisory Agreement; and (4) other information relevant to the Board’s evaluation.

The Board also took into account:  (1) a presentation from representatives of IIMA that had been provided to the Board’s Domestic Equity Funds Investment Review Committee and International/Balanced/Fixed Income Funds Investment Review Committee (the “Joint Committee”) at the Joint Committee’s September 5, 2012 Joint Meeting, and the materials related to the presentation; (2) the Joint Committee’s recommendations with respect to the proposed sub-adviser change; and (3) the observations and recommendations of the Board’s Contracts Committee, which met on August 29, 2012 and discussed the Proposed Sub-Advisory Agreement.

In reaching its decision to engage IIMA, the Board, including a majority of the Independent Trustees, considered a number of factors including, but not limited to, the following: (1)  Management’s representations regarding the effect that the proposed restructuring of ING Groep’s Asian based insurance and investment management operations would have on the Fund’s portfolio management team; (2) ING Investments’ view with respect to the reputation of IIMA as a manager to other funds in the ING Funds complex; (3) the strength and reputation of IIMA in the industry; (4) the nature and quality of the services to be provided by IIMA under the Proposed Sub-Advisory Agreement; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies, and resources of IIMA and its fit among the stable of managers in the ING Funds line-up; (6) the fairness of the compensation under the Proposed Sub-Advisory Agreement in light of the services to be provided by IIMA and the projected profitability of IIMA as the sub-adviser to the Fund; (7) the costs for the services to be provided by IIMA; (8) the sub-advisory fee payable by ING Investments to IIMA; (9) IIMA’s operations and compliance programs, including the policies and procedures intended to assure compliance with the Federal securities laws, which had been approved for other Funds in the ING Funds complex and reviewed by the Board’s Chief Compliance Officer (“CCO”); (10) the appropriateness of the selection of IIMA in light of the Fund’s proposed investment objective and investor base; and (11) IIMA’s Code of Ethics, which had previously been approved by the Board, and related procedures for complying with the Code.

In addition, the Board considered the potential for uncertainty given the proposed sale of IIM A/P and the loss of a portfolio manager to the Fund.  The Board also considered that transition costs associated with Proposal One are mitigated by a comparison to the Fund’s historical portfolio turnover rate and by the agreement with ING Investments, at the request of the Board, that ING Investments (or an affiliate) would bear 50% of these transition costs.

After its deliberation, the Board reached the following conclusions:  (1) IIMA should be appointed to serve as a sub-adviser to the Fund under the Proposed Sub-Advisory Agreement with ING Investments; (2) the sub-advisory fee rate payable by ING Investments to IIMA is reasonable in the context of all factors considered by the Board; and (3) IIMA maintains appropriate compliance programs, with this conclusion, based upon, among other things, a representation from the Fund’s CCO that IIMA’s compliance policies and procedures are reasonably designed to assure compliance with the Federal securities laws.  Based on these conclusions and other factors, the Board voted to approve the Proposed Sub-Advisory Agreement for the Fund.  During their deliberations, different Board members may have given different weight to different individual factors and related conclusions.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a Special Meeting of the Fund’s shareholders.

How is my proxy being solicited?

The Fund has retained D.F. King (the “Solicitor”) to assist in the solicitation of proxies, at an estimated cost of $33,200 which will be paid by the Adviser.  As the date of the Special Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below.  The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail.  The Solicitor’s representative will explain the process, read the Proposals on the Proxy Ballot, and ask for the shareholder’s instructions on each applicable Proposal.  Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement.  The Solicitor’s representative will record the shareholder’s instructions on the Proxy Ballot.  Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Special Meeting, you may contact the Solicitor toll-free at (888) 605-1957.  In addition to solicitation by mail, certain officers and representatives of the Funds, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Huey P. Falgout, Jr., Secretary, Theresa K. Kelety, Assistant Secretary, and Todd Modic, Assistant Secretary, or one or more substitutes designated by them, as proxies who are authorized to vote Fund shares as directed by shareholders.  Please complete and execute your Proxy Ballot.  If you follow the voting instructions, your proxies will vote your shares as you have directed.  If you submitted your Proxy Ballot but did not vote on the Proposal, your proxies will vote on the Proposal as recommended by the Board, except as described under “What are the voting rights and the quorum requirements?”

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Fund a written revocation or a duly executed proxy bearing a later date.  In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given.  The persons named in the accompanying proxy will vote as directed by the shareholder under the proxy.  In the absence of voting directions under any proxy that is signed and returned, they intend to vote “FOR” the Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Special Meeting.

What are the voting rights and quorum requirements

Each shareholder of the Fund is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.  The presence in person or by proxy of a majority of the shares entitled to vote shall constitute a quorum.  Shares have no preemptive or subscription rights.

Only shareholders of the Fund at the close of business on September 21, 2012 (the “Record Date”) will be entitled to be present and give voting instructions for the Fund at the Special Meeting with respect to their shares owned as of that Record Date.  To be counted, the properly executed Voting Instruction Form must be received no later than 5:00 p.m. on December 19, 2012.  Appendix E sets forth the number of shares of each class of the Fund issued and outstanding as of the Record Date.

If there are insufficient votes to approve any Proposal, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law.  Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment.  The persons named as proxies will vote in favor of such adjournments in their discretion.

If a shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Special Meeting for purposes of determining the existence of a quorum.  If a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such non-vote will not be treated as shares that are present for purposes of determining the existence of a quorum.  Both abstentions and broker non-votes will be disregarded in determining the “votes cast” on an issue.  For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

To the knowledge of the Adviser, as of September 21, 2012, no current Trustee owns 1% or more of the outstanding shares of the Fund, and the officers and Trustees own, as a group, less than 1% of the shares of the Fund.

Appendix F hereto lists the persons that, as of September 21, 2012 owned beneficially or of record 5% or more of the outstanding shares of any class of Fund.

Can shareholders submit proposals for consideration in a Proxy Statement?

It is anticipated that the next annual meeting of the Fund will be held in June 2013, but the exact date, time, and location of such meeting have yet to be determined.  Any proposals of shareholders that are intended to be presented at the Fund’s next annual meeting must be in writing and received at the Fund’s principal executive offices no later than January 15, 2013, in order for the proposal to be considered for inclusion in the Fund’s proxy statement for that meeting.  The submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement or presentation at the meeting.

In addition, pursuant to relevant SEC proxy rules, a company may use discretionary voting authority to vote on matters coming before an annual meeting of shareholders if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of stockholders or the date specified by an overriding advance notice provision in the company’s bylaws.  As the Fund’s bylaws do not contain such an advance notice provision, for the Fund’s 2013 Annual Meeting of shareholders, shareholders must submit to such Fund written notice of a shareholder proposal on or before March 31, 2013.

What if a proposal that is not in the Proxy Statement comes up at the Special Meeting?

If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the meeting.  At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Special Meeting other than the Proposal discussed in this Proxy Statement.

What is “Householding”?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund shareholder of record, unless the Fund has received contrary instructions from one or more of the household’s shareholders.  If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992-0180.  If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Fund in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

Who pays for this Proxy Solicitation?

The Fund will not pay the expenses in connection with the Notice of Special Meeting and this Proxy Statement or the Special Meeting.  The Adviser (or an affiliate) will pay expenses, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out-of-pocket expenses.

In order that the presence of a quorum at the special meeting may be assured, prompt execution and return of the enclosed Proxy Ballot is requested.  A self-addressed postage paid envelope is enclosed for your convenience.  You also may vote via telephone or via the Internet.  Please follow the voting instructions as outlined on your Proxy Ballot.

Huey P. Falgout, Jr.
Secretary

October 23, 2012

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

APPENDIX A:  STRATEGY EMPLOYED BY ING GLOBAL CORE EQUITY TEAM

If Proposal One is approved by shareholders, the Fund’s principal investment strategy would be revised as follows:

Proposed Strategy

ING Global Advantage and Premium Opportunity Fund’s (the “Fund”) primary investment objective is to provide a high level of income. Capital appreciation is the Fund’s secondary investment objective

The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a portfolio of common stocks of companies located in a number of different countries throughout the world, including the United States. In addition, the Fund will utilize an integrated derivatives strategy.

The Fund is managed by Edwin Cuppen, Willem van Dommelen, Bert Veldman, and Pieter Schop, Portfolio Managers, of ING Investment Management Advisors B.V.

Equity Portfolio

Under normal market conditions the Fund will invest at least 80% of its managed assets in a diversified portfolio of equity securities across a broad range of countries, industries and market sectors. Equity securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies. The Fund may invest up to 20% of its managed assets in securities issued by companies located in emerging markets when the Sub-Adviser believes they present attractive investment opportunities.

The Fund seeks to invest in a portfolio of approximately 100 to 150 equity securities and will select securities through solid, long-term based analysis of a company’s fundamentals in terms of sales, margins and capital use. The Sub-Adviser seeks to identify opportunities in mis-pricing between the bottom-up fundamental fair value and the market price of individual stocks using a proprietary discounted cash flow valuation model. Highest conviction ideas are selected from the focus list to construct a coherent, well-diversified portfolio.

The Fund’s weighting between U.S. and international equities depends on the Sub-Adviser’s ongoing assessment of market opportunities for the Fund. Under normal market conditions, the Fund seeks to target at least a 40% weighting in international (ex-U.S.) equity securities.

The Sub-Adviser seeks to target a relatively high active share in combination with a moderate tracking error as measured against the MSCI World IndexSM.

Option Strategy

The option strategy of the Fund is designed to seek gains and lower volatility of total returns over a market cycle by writing (selling) call options on selected indices and/or exchange traded funds (“ETFs”) in an amount equal to approximately 50% to 100% of the value of the Fund’s holdings in common stocks.

The extent of call option writing activity depends upon market conditions and the Sub-Adviser’s ongoing assessment of the attractiveness of writing call options on selected indices and/or ETFs. Call options will be written (sold) usually at-the money or near-the-money and can be written both in exchange-listed option markets and over-the-counter markets with major international banks, broker-dealers and financial institutions.

The Fund writes call options that are generally short-term (between 10 days and three months until expiration). The Fund typically maintains its call positions until expiration, but it retains the option to buy back the call options and sell new call options. Additionally, in order to reduce volatility of NAV returns, the Fund employs a policy to hedge major foreign currencies using FX forwards or zero cost collars.

In addition to the intended strategy of selling index call options, the Fund may invest in other derivative instruments such as futures for investment, hedging and risk-management purposes to gain or reduce exposure to securities, security markets, market indices consistent with its investment objectives and strategies. Such derivative instruments are acquired to enable the Fund to make market directional tactical decisions to enhance returns, to protect against a decline in its assets or as a substitute for the purchase or sale of equity securities.

APPENDIX B:  FORM OF PROPOSED SUB-ADVISORY AGREEMENT

This AGREEMENT is made as of this 20th day of December, 2012 between ING Investments, LLC, an Arizona limited liability company (the “Manager”), and ING Investment Management Advisors B.V., an indirect wholly owned subsidiary of ING Groep N.V., domiciled in The Hague, The Netherlands (the “Sub-Adviser”).

WHEREAS, ING Global Advantage and Premium Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company;

WHEREAS, the Fund is authorized to issue separate series, each series having its own investment objective or objectives, policies, and limitations;

WHEREAS, the Fund may offer shares of additional series in the future;

WHEREAS, pursuant to an Investment Management Agreement, dated October 26, 2005 (the “Management Agreement”), a copy of which has been provided to the Sub-Adviser, the Fund has retained the Manager to render advisory and management services with respect to the Fund; and

WHEREAS, pursuant to authority granted to the Manager in the Management Agreement, the Manager wishes to retain the Sub-Adviser to furnish investment advisory services to the Fund, and the Sub-Adviser is willing to furnish such services to the Fund and the Manager.

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Sub-Adviser as follows:

1.  Appointment.  The Manager hereby appoints the Sub-Adviser to act as the investment adviser and manager to the Fund and its series set forth on Schedule A hereto (together with the Fund, the “Series”) for the periods and on the terms set forth in this Agreement.  The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.  To the extent that the Sub-Adviser is not the only person providing investment advisory services to a Series, the term “Series” shall be interpreted for purposes of this Agreement to only include those assets of the Series over which the Sub-Adviser is directed by the Manager to provide investment advisory services.

In the event the Fund designates one or more series (other than the Series) with respect to which the Manager wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing.  If the Sub-Adviser is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

2.  Sub-Adviser Duties.  Subject to the supervision of the Fund’s Board of Trustees and the Manager, the Sub-Adviser will provide a continuous investment program for the Fund’s portfolio and determine in its discretion the composition of the assets of the Fund’s portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments contained in the portfolio.  The Sub-Adviser will provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund’s assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Fund, when these transactions should be executed, and what portion of the assets of the Fund should be held in the various securities and other investments in which it may invest.  To the extent permitted by the investment policies of the Fund, the Sub-Adviser shall make decisions for the Fund as to foreign currency matters and make determinations as to and execute and perform foreign currency exchange contracts on behalf of the Fund.  The Sub-Adviser will provide the services under this Agreement in accordance with’ the Fund’s investment objective or objectives, policies, and restrictions as stated in the Fund’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be sent to the Sub-Adviser by the Manager prior to the commencement of this Agreement and as soon as possible following any such amendment.  The Sub-Adviser further agrees as follows:

(a)           The Sub-Adviser will conform with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, with any applicable procedures adopted by the Fund’s Board of Trustees of which the Sub-Adviser has been sent a copy, and the provisions of the Registration Statement of the Fund filed under the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, as supplemented or amended, of which the Sub-Adviser has received a copy, and with the Manager’s portfolio manager operating policies and procedures as in effect on the date hereof, as such policies and procedures may be revised or amended by the Manager and agreed to by the Sub-Adviser.  In carrying out its duties under the Sub-Adviser Agreement, the Sub-Adviser will comply with the following policies and procedures:

(i)            The Sub-Adviser will manage the Fund so that it meets the income and asset diversification requirements of Section 851 of the Internal Revenue Code.

(ii)           The Sub-Adviser will have no duty to vote any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested in connection with annual and special meetings of equity stockholders, provided however, that the Sub-Adviser retains responsibility to vote or abstain from voting all proxies with respect to non-equity portfolio securities and all portfolio securities for matters with regard to bankruptcy or related plans of reorganization,  unless the Manager gives the Sub-Adviser written instructions to the contrary.  The Sub-Adviser will immediately forward any proxy it receives on behalf of the Fund solicited by or with respect to the issuers of securities in which assets of the Fund are invested to the Manager or to any agent of the Manager designated by the Manager in writing.

The Sub-Adviser will make appropriate personnel available for consultation for the purpose of reviewing with representatives of the Manager and/or the Board of Trustees any proxy solicited by or with respect to the issuers of securities in which assets of the Fund are invested.  Upon request, the Sub-Adviser will submit a written voting recommendation to the Manager for such proxies.  In making such recommendations, the Sub-Adviser shall use its good faith judgment to act in the best interest of the Fund.  The Sub-Adviser shall disclose to the best of its knowledge any conflict of interest with the issuers of securities that are the subject of such recommendation including whether such issuers are clients or are being solicited as clients of the Sub-Adviser or of its affiliates.

(iii)          In connection with the purchase and sale of securities for the Fund, the Sub-Adviser will arrange for the transmission to the custodian and portfolio accounting agent for the Fund on a daily basis, such confirmation, trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Fund, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform its administrative and record keeping responsibilities with respect to the Fund .  With respect to portfolio securities to be settled through the Depository Trust Company, the Sub-Adviser will arrange for the prompt transmission of the confirmation of such trades to the Fund’s custodian and portfolio accounting agent.

(iv)          The Sub-Adviser will assist the custodian and portfolio accounting agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund or adopted by the Board of Trustees, the value of any portfolio securities or other assets of the Fund for which the custodian and portfolio accounting agent seeks assistance from or identifies for review by the Sub-Adviser.  The parties acknowledge that the Sub-Adviser is not a custodian of the Fund’s assets and will not take possession or custody of such assets.

(v)           The Sub-Adviser will provide the Manager, no later than the 10th business day following the end of the Fund’s semi-annual period and fiscal year, a letter to shareholders (to be subject to review and editing by the Manager) containing a discussion of those factors referred to in Item 27(b)(7) of 1940 Act Form N-1A in respect of both the prior quarter and the fiscal year to date.

(vi)          The Sub-Adviser will complete and deliver to the Manager a complete written compliance checklist, in a form provided by the Manager, for each month by the 10th business day of the following month.

(b)           The Sub-Adviser will complete and deliver to the Manager by the 10th business day of each month a written report on the Fund that contains the following information as of the immediately previous month’s end:

(i)            Composition of the assets of the Fund’s portfolio and the impact of key portfolio holdings and sector concentrations on the Fund.

(ii)           Confirmation of the Fund’s current investment objective and Sub-Adviser’s projected plan to realize the Fund’s investment objectives.

(c)           The Sub-Adviser will use reasonable efforts to make available to the Fund and the Manager, upon request, any of the Fund’s investment records and ledgers maintained by the Sub-Adviser (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Fund) as are necessary to assist the Fund and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940 (the “Advisers Act”), as well as other applicable laws.  The Sub-Adviser will use reasonable efforts to furnish to regulatory authorities having the requisite authority any information or reports in the possession of the Sub-Adviser in connection with such services in respect to the Fund which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations. The Manager will use reasonable efforts to make available to the Sub-Adviser information it may reasonably request and that is necessary to enable the Sub-Adviser to meet any regulatory or reporting requirement.

(d)           The Sub-Adviser will provide reports to the Fund’s Board of Trustees for consideration at meetings of the Board of Trustees on the investment program for the Fund and the issuers and securities represented in the Fund’s portfolio, and will furnish the Fund’s Board of Trustees with respect to the Fund such periodic and special reports as the Board of Trustees and the Manager may reasonably request.

(e)           With respect to any investments, including but not limited to repurchase and reverse repurchase agreements, derivatives contracts, futures contracts and options on futures contracts (“futures”), which are permitted to be made by the Sub-Adviser in accordance with this

Agreement and the investment objectives of the Fund as outlined in the prospectus, the Manager hereby authorizes and directs the Sub-Adviser to do and perform every act and thing whatsoever necessary or incidental in performing its duties and obligations under this Agreement including, but not limited to, executing as agent on behalf of the Fund or series of Funds, as the case may be, brokerage agreements and other documents to establish, operate and conduct all brokerage or other trading accounts, and executing as agent on behalf of the Fund or series of Funds, as the case may be, such agreements and other documentation as may be required for the purchase or sale, assignment, transfer and ownership of any permitted investment, including limited partnership agreements, repurchase agreements and derivative master agreements (including but not limited to the ISDA Master Agreements, Credit Support Annexes, Collateral Account Control Agreements, Master Confirmation Agreements, Confirmations), including any schedules and annexes to such agreements, releases, consents, elections and confirmations.  The Sub-Adviser acknowledges that it is obligated to negotiate terms and conditions that conform to the 1940 Act and all rules and regulations thereunder and are in the best interest of the Fund and its shareholders with respect to such documents.  The Manager acknowledges and understands that it will be bound by any such trading accounts established, and agreements and other documentation executed, by the Sub-Adviser for such investment purposes.

3.  Broker-Dealer Selection.  The Sub-Adviser is authorized to make decisions to buy and sell securities and other investments for the Fund’s portfolio, broker-dealer selection, and negotiation of brokerage commission rates in effecting a security transaction.  The Sub-Adviser’s primary consideration in effecting a security transaction will be to obtain the best execution for the Fund, taking into account the factors specified in the prospectus and/or statement of additional information for the Fund, and determined in consultation with the Manager, which include price (including the applicable brokerage commission or dollar spread), the size of the order, the nature of the market for the security, the timing of the transaction, the reputation, the experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution, and the execution capabilities and operational facilities of the firm involved, and the firm’s risk in positioning a block of securities.  Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Sub-Adviser in the exercise of its fiduciary obligations to the Fund, by other aspects of the portfolio execution services offered.  Subject to such policies as the Fund’s Board of Trustees or Manager may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s or the Manager’s overall responsibilities with respect to the Fund and to their respective other clients as to which they exercise investment discretion.   The Sub-Adviser may select broker-dealers that participate in commission recapture programs that benefit the Fund, subject to the Sub-Adviser’s duty to obtain best execution.  To the extent consistent with these standards, the Sub-Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to the Sub-Adviser if it is registered as a broker-dealer with the SEC, to an affiliated broker-dealer, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund, the Sub-Adviser, or an affiliate of the Sub-Adviser.  Such allocation shall be in such amounts and proportions as the Sub-Adviser shall determine consistent with the above standards, and the Sub-Adviser will report on said allocation regularly to the Fund’s Board of Trustees indicating the broker-dealers to which such allocations have been made and the basis therefor.

4.  Disclosure about Sub-Adviser.  The Sub-Adviser has reviewed the most recent Post-Effective Amendment to the Registration Statement for the Fund filed with the SEC that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and will maintain such registration so long as this Agreement remains in effect.  The Sub-Adviser will provide the Manager with a copy of the Sub-Adviser’s Form ADV, Part II at the time the Form ADV is filed with the SEC.

5.  Expenses.  During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement.  The Manager or the Fund shall be responsible for all the expenses of the Fund’s operations.  Notwithstanding the terms of this Section 5, if the Fund is required, under applicable law, to supplement the Registration Statement because of a change requested by the Sub-Adviser, the Sub-Adviser will reimburse the Fund and/or the Manager for the cost of preparing, printing and distributing such supplement, unless the Sub-Adviser is requesting the change in order to comply with an applicable law, rule or regulation.

6.  Compensation.  For the services provided to the Fund, the Manager will pay the Sub-Adviser an annual fee equal to the amount specified for the Fund on Schedule A hereto, payable monthly in arrears.

The fee will be appropriately prorated to reflect any portion of a calendar month that this Agreement is not in effect among the parties.  In accordance with the provisions of the Management Agreement, the Manager is solely responsible for the payment of fees to the Sub-Adviser, and the Sub-Adviser agrees to seek payment of its fees solely from the Manager; provided, however, that if the Fund fails to pay the Manager all or a portion of the management fee under said Management Agreement when due, and the amount that was paid is insufficient to cover the Sub-Adviser’s fee under this Agreement for the period in question, then the Sub-Adviser may enforce against the Fund any rights it may have as a third-party beneficiary under the Management Agreement and the Manager will take all steps appropriate under the circumstances to collect the amount due from the Fund.

7.  Expense Sharing.  The Sub-Adviser hereby agrees to reimburse the Manager for the following costs incurred in connection with the Fund: all expenses or costs not ultimately borne by the Fund incurred in connection with creating and organizing the Fund; registering its shares for initial public offering; listing its shares on the New York Stock Exchange; preparing for and conducting the “road shows” to obtain indications of interest (such costs shall not include travel and entertainment expenses incurred in connection with the “road shows”); producing, printing and delivering marketing materials and the “red herring” prospectus for the Fund; compensating registered representatives of ING Investments Distributor, LLC for sales of Fund shares; compensating the members of the underwriting syndicate for the Fund’s closing; and the Fund’s initial public offering, including the exercise of the underwriter’s over-allotment option (collectively, the “Covered Expenses”).  The Sub-Adviser shall reimburse the Manager for 46% of Covered Expenses. The Manager shall provide to the Sub-Adviser reasonable proof of the amount incurred and that it is a Covered Expense and the Sub-Adviser shall provide reimbursement promptly after receipt of such proof.

8.  Marketing Materials.

(a)           During the term of this Agreement, the Sub-Adviser agrees to furnish the Manager at its principal office for prior review and approval by the Manager all written and/or printed materials, including but not limited to, PowerPoint® or slide presentations, news releases, advertisements, brochures, fact sheets and other promotional, informational or marketing materials (the “Marketing Materials”) for public dissemination, that are produced or are for use or reference by the Sub-Adviser, its affiliates or other designees provided at Sub-Adviser’s direction, in connection with the Fund, and Sub-Adviser shall not use any such materials if the Manager reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Manager’s right to object to such Marketing Materials is limited to the positions of such materials that expressly relate to the Manager and its affiliates, the Fund or the Sub-Adviser’s services regarding the Fund. Marketing Materials may be furnished to the Manager by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

(b)           During the term of this Agreement, the Manager agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, or Marketing Materials prepared for distribution to shareholders of the Fund, or the public that refer to the Sub-Adviser in any way, prior to the use thereof, and the Manager shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof.  The Sub-Adviser’s right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients.  The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph.  Marketing Materials may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment, electronic delivery or hand delivery.

9.  Compliance.

(a)           The Sub-Adviser agrees to use reasonable compliance techniques as the Manager or the Board of Trustees may adopt, including any written or electronic compliance procedures that are reasonably designed to comply with applicable regulatory requirements.

(b)           The Sub-Adviser agrees that it shall notify the Manager and the Fund as soon as reasonably possible (1) in the event that the SEC has censured the Sub-Adviser; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  The Sub-Adviser further agrees to notify the Manager and the Fund as soon as reasonably possible of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or if any statement contained therein that becomes untrue in any material respect.

(c)           The Manager agrees that it shall notify the Sub-Adviser as soon as reasonably possible (1) in the event that the SEC has censured the Manager or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Manager’s registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, or (2) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

10.  Books and Records.  The Fund and the Manager shall have access at all reasonable times and on reasonable notice to all records maintained by the Sub-Adviser.  The Sub-Adviser agrees that it will surrender upon reasonable request to the Manager copies of records in its possession relating to the Fund or the services rendered by the Sub-Adviser relating to the Fund, provided that the Sub-Adviser shall keep the originals of such records to the extent necessary for the Sub-Adviser to comply with applicable laws, including Rule 31a-3 under the 1940 Act.  The Sub-Adviser further agrees to preserve such records for such time periods as may be prescribed by Rule 31a-2 under the 1940 Act, provided that before disposing of any such records, Sub-Adviser will advise the Adviser and deliver the same to Manager if so requested.

11.  Cooperation; Confidentiality.  Each party to this Agreement agrees to cooperate with the other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Fund.

Subject to the foregoing, the Sub-Adviser shall treat as confidential all information pertaining to the Fund and actions of the Fund, the Manager and the Sub-Adviser, and the Manager shall treat as confidential and use only in connection with the Fund all information furnished to the Fund or the Manager by the Sub-Adviser, in connection with its duties under the Agreement, except that the aforesaid information need not be treated as confidential if required to be disclosed under applicable law, if generally available to the public through means other than by disclosure by the Sub-Adviser or the Manager, or if available from a source other than the Manager, Sub-Adviser or the Fund.

12.  Non-Exclusivity.  The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities.

13.  Prohibited Conduct.  The Sub-Adviser may not consult with any other sub-adviser of the Fund concerning transactions in securities or other assets for any investment portfolio of the Fund, except that such consultations are permitted between the current and successor sub-advisers of the Fund in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

14.  Representations Respecting Sub-Adviser.  The Manager agrees that neither the Manager, nor affiliated persons of the Manager, shall give any information or make any representations or statements in connection with the sale of shares of the Fund concerning the Sub-Adviser or the Fund other than the information or representations contained in the Registration Statement, prospectus, or statement of additional information for the Fund’s shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Fund, or in sales literature or other promotional material approved in advance by the Sub-Adviser, except with the prior permission of the Sub-Adviser.

15.  Control.  Notwithstanding any other provision of the Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and has reserved the right to reasonably direct in accordance with this Agreement any action hereunder taken on its behalf by the Sub-Adviser.

16.  Liability.  The management services provided by the Sub-Adviser are wholly for the account and risk of the Fund. Other than in the cases where such damage arises out of willful misfeasance, bad faith, or negligence in the performance of duties on the part of the Sub-Adviser, or by reason of its reckless disregard of obligations and duties under this Agreement, the Sub-Adviser is not responsible for any damage that the Fund, the Manager or any other party may suffer at any time, including damage resulting form reductions in value or losses and damage as a result of shortcomings of natural persons and legal entities that are not a party to this Agreement, other than employees or agents of the Sub-Adviser.

No party shall be liable for any losses caused by force majeure, riot, war or natural events due to other occurrences for which the party can not be held responsible (e.g. administrative act of domestic or foreign high authorities).

17.  Indemnification.

(a)           The Manager agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Sub-Adviser (all of such persons being referred to as “Sub-Adviser Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Sub-Adviser Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s activities pursuant to this Agreement, arising out of the Manager’s responsibilities to the Fund which (1) may be based upon the Manager’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement or (2)  may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering shares of the Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Fund or to any affiliated person of the Manager by a Sub-Adviser Indemnified Person; provided however, that in no case shall the indemnity in favor of the Sub-Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

(b)           Notwithstanding Section 16 of this Agreement, the Sub-Adviser agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and any controlling person of the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Sub-Adviser’s responsibilities as Sub-Adviser of the Fund which (1) may be based upon the Sub-Adviser’s negligence, willful misfeasance, or bad faith in the performance of its duties (which could include a negligent action or a negligent omission to act), or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties under this Agreement, or (2) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering the shares of the Fund, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such a statement or omission was made in reliance upon information furnished to the Sub-Adviser or any affiliated person of the Sub-Adviser by the Manager Indemnified Persons; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)           The Manager shall not be liable under Paragraph (a) of this Section 17 with respect to any claim made against a Sub-Adviser Indemnified Person unless such Sub-Adviser Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Sub-Adviser Indemnified Person (or after such Sub-Adviser Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability which it may have to the Sub-Adviser Indemnified Person against whom such action is brought except to the extent the Manager is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Sub-Adviser Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Sub-Adviser Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Sub-Adviser Indemnified Person.  If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent the Manager and the Sub-Adviser Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Sub-Adviser Indemnified Person, adequately represent the interests of the Sub-Adviser Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Sub-Adviser Indemnified Person, which counsel shall be satisfactory to the Manager and to the Sub-Adviser Indemnified Person.  The Sub-Adviser Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Sub-Adviser Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Sub-Adviser Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Sub-Adviser Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Sub-Adviser Indemnified Person.

(d)           The Sub-Adviser shall not be liable under Paragraph (b) of this Section 17 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Sub-Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Sub-Adviser of any such claim shall not relieve the Sub-Adviser from any liability which it may have to the Manager Indemnified Person against whom such action is brought except to the extent the Sub-Adviser is prejudiced by the failure or delay in giving such notice.  In case any such action is brought against the Manager Indemnified Person, the Sub-Adviser will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel satisfactory to the Manager Indemnified Person.  If the Sub-Adviser assumes the defense of any such action and the selection of counsel by the Sub-Adviser to represent both the Sub-Adviser and the Manager Indemnified Person would result in a conflict of interests and therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Sub-Adviser will, at its own expense, assume the defense with counsel to the Sub-Adviser and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Sub-Adviser and to the Manager Indemnified Person.  The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Sub-Adviser shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation.  The Sub-Adviser shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result in a finding of wrongdoing on the part of the Manager Indemnified Person.

18.  Duration and Termination.

(a)           This Agreement shall become effective on the date first indicated above, subject to the condition that the Fund’s Board of Trustees, including a majority of those Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Manager or the Sub-Adviser, and the shareholders of the Fund, shall have approved this Agreement.  This Agreement shall remain in full force and effect until November 30, 2013 subject to termination pursuant to this Agreement or termination otherwise by law, and continue on an annual basis thereafter with respect to the Fund covered by this Agreement; provided that such annual continuance is specifically approved each year by (a) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval.  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Fund shall be effective to continue this Agreement with respect to the Fund notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Fund, or (b)

that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise.

Notwithstanding the foregoing, this Agreement may be terminated with respect to the Fund covered by this Agreement: (a) by the Manager at any time, upon sixty (60) days’ written notice to the Sub-Adviser and the Fund, (b) at any time without payment of any penalty by the Fund, by the Fund’s Board of Trustees or a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Manager and the Sub-Adviser, or (c) by the Sub-Adviser without payment of any penalty, upon thirty (30) days’ written notice to the Fund and the Manager.  After termination of this Agreement, the Manager and the Sub-Adviser will consult together on the proper completion of the services and transfer of the Sub-Adviser’s functions to the Manager or a third party; provided, however, that the Sub-Adviser may terminate this Agreement at any time without penalty, effective upon written notice to the Manager and the Fund, in the event either the Sub-Adviser (acting in good faith) or the Manager ceases to be registered as an investment adviser under the Advisers Act or otherwise becomes legally incapable of providing investment management services pursuant to its respective contract with the Fund, or in the event the Manager or the Fund becomes bankrupt or otherwise incapable of carrying out its obligations under this Agreement, or in the event that the Sub-Adviser does not receive compensation for its services from the Manager or the Fund as required by the terms of this Agreement.

In the event of termination for any reason, all available records of the Fund for which the Agreement is terminated shall be returned to the Manager or the Fund, free from any claim or retention of rights in such record by the Sub-Adviser, although the Sub-Adviser may, at its own expense, make and retain a copy of such records.  This Agreement shall automatically terminate in the event of its assignment (as such term is described in the 1940 Act).  In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 10, 11, 14, 15, 16 and 17 of this Agreement shall remain in effect, as well as any applicable provision of this Section numbered 18 and, to the extent that only amounts are owed to the Sub-Adviser as compensation for services rendered while the agreement was in effect, Section 6.

(b)           Notices.  Any notice must be in writing and shall be sufficiently given (1) when delivered in person, (2) when dispatched by telegram or electronic facsimile transfer (confirmed in writing by postage prepaid first class air mail simultaneously dispatched), (3) when sent by internationally recognized overnight courier service (with receipt confirmed by such overnight courier service), or (4) when sent by registered or certified mail, to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

If to the Fund:

ING Global Advantage and Premium Opportunity Fund

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258 USA

Attention:  Huey P. Falgout, Jr.

If to the Manager:

ING Investments, LLC

7337 East Doubletree Ranch Road

Suite 100

Scottsdale, Arizona 85258 USA

Attention: Michael J. Roland

If to the Sub-Adviser:

ING Investment Management Advisors B.V.

Schenkkade 65

2595 AS The Hague, The Netherlands

Attention: Head of Business Development Cross-Regional

19.  Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved as required by applicable law.

20.  Miscellaneous.

(a)           This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder, and without regard for the conflicts of laws principle thereof.  The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act.

(b)           The Manager and the Sub-Adviser acknowledge that the Fund enjoys the rights of a third-party beneficiary under this Agreement, and the Manager acknowledges that the Sub-Adviser enjoys the rights of a third party beneficiary under the Management Agreement.

(c)           The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)           To the extent permitted under Section 18 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other parties.

(e)           If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

(f)            Nothing herein shall be construed as constituting the Sub-Adviser as an agent or co-partner of the Manager, or constituting the Manager as an agent or co-partner of the Sub-Adviser.

(g)           This Agreement may be executed in counterparts.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first above written.

ING INVESTMENTS, LLC

By:

Name: Todd Modic
Title: Senior Vice President

ING Investment Management Advisors B.V.

By:
Name:
Title:

By:
Name:
Title:

SCHEDULE A

with respect to the

SUB-ADVISORY AGREEMENT

between

ING INVESTMENTS, LLC

and

ING Investment Management Advisors B.V.

Fund	Annual Sub-Adviser Fee (as a percentage of managed assets allocated to the Sub- Adviser)

ING Global Advantage and Premium Opportunity Fund	0.3750%

APPENDIX C:  COMPENSATION PAID TO IIMA BY INVESTMENT COMPANIES WITH SIMILAR INVESTMENT OBJECTIVES

The following table sets forth the name of an investment company, with investment objectives similar to the Fund, for which IIMA serves as an investment sub-adviser, the annual rate of compensation, and the net assets of the investment company as of August 31, 2012.

Fund	Annual Rate of Compensation (as a percentage of average daily net assets)	Net Assets (in millions)
ING Global Equity Dividend and Premium Opportunity Fund	0.69%	$928.8

APPENDIX D:  PRINCIPAL EXECUTIVE OFFICERS

Name and Title

Gilbert van Hassel — Chief Executive Officer

Mark den Hollander — Director & Chief Risk Officer

Dirk Beggenhout — Director & Chief Operating Officer

Andre van den Heuvel — Director & Chief Marketing Officer

Martin Nijkamp — Director

Mark Weber — Chief Investment Officer

Satish Bapat — Chief Financial Officer

Maaike van Meer — Head of Legal & Compliance

Hieu Giang — Chief Compliance Officer

APPENDIX E:  SHARES OUTSTANDING AS OF THE RECORD DATE

The following table sets forth the Common Shares outstanding for the Fund as of the Record Date.

Fund	Shares Outstanding
ING Global Advantage and Premium Opportunity Fund	18,340,497.000

APPENDIX F:  BENEFICIAL OWNERSHIP AS OF THE RECORD DATE

Name and Address of Shareholder(1)	Percentage of the Fund
Cede & Co P.O. Box 20 Bowling Green Station New York, NY 10274	99.94%

(1)          This entity is the shareholder of record and may be deemed to be the beneficial owner of the shares listed for certain purposes under the securities laws, although in certain instances it may not have an economic interest in these shares and would, therefore, ordinarily disclaim any beneficial ownership therein.

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ING-IGA-PXY-1012

3 EASY WAYS TO VOTE YOUR PROXY VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions. VOTE ON THE INTERNET: Log on to Proxyvote.com and follow the on-line directions. VOTE BY MAIL: Check the appropriate box on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided. If you vote via phone or Internet, you do not need to return your Proxy Ballot. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258-2034 M50237-S97802 THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL For Against Abstain ! ! ! 1. To approve a new sub-advisory agreement between ING Investments, LLC and ING Investment Management Advisors B.V. The undersigned authorizes the Proxies to vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof in the discretion of the Proxies. In order to avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares you own. THIS PROXY BALLOT IS VALID ONLY WHEN SIGNED AND DATED. Please vote, date and sign this proxy and return it promptly in the enclosed envelope. This Proxy Ballot must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to Be Held on December 20, 2012. The Special Proxy Statement for the Meeting and the Notice of the Meeting are available at WWW.PROXYVOTE.COM/ING. M50238-S97802 ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 20, 2012 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES The undersigned hereby instructs Huey P. Falgout, Jr., Theresa K. Kelety, or Todd Modic ("Proxies"), or any of them, with full power of substitution in each of them, to vote the shares held by him or her at the Special Meeting of shareholders (the "Special Meeting") to be held at 7337 E. Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034, on December 20, 2012, at 10:00 a.m., Local time and at any adjournment(s) or postponement(s) thereof, in the manner directed on the reverse side with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof. These voting instructions will be voted as specified. If no specification is made, the proxy will be voted "FOR" the proposal. PLEASE SIGN AND DATE ON THE REVERSE SIDE